Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven
Director Focus Series I/IR

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two
Director Access Series I/IR
Director Choice Access Series I/IR
The Director Edge Series I/IR
The Director Plus Series I/IR
NatCity Director Plus Series I/IR
AmSouth Variable Annuity Plus Series I/IR
The Director Select Plus Series I/IR
Director Preferred Plus Series I/IR
Director Elite Plus Series I/IR
The Director Solution Plus Series I/IR
Director Outlook Series I/IR
BB&T Director Outlook Series I/IR
AmSouth Variable Annuity Outlook Series I/IR
Director Select Outlook Series I/IR
Huntington Director Outlook Series I/IR
Director Elite Outlook Series I/IR
The Director Solution Outlook Series I/IR
Classic Director Outlook Series I/IR
The Director I
The Director II-V
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
Director Access Series I/IR
The Director Edge Series I/IR
The Director Plus Series I/IR
The Director Select Plus Series I/IR
Director Preferred Plus Series I/IR
The Director Solution Plus Series I/IR
Director Outlook Series I/IR
Director Select Outlook Series I/IR
Director Elite Outlook Series I/IR
The Director Solution Outlook Series I/IR
Director Preferred Outlook Series I/IR
Wells Fargo Director Outlook Series I/IR
Director Vision Series I/IR
The Director IV-V
Product Information Notice Dated July 22, 2020

Reorganization

The Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization”), that provides for the reorganization of each Acquired Fund identified below (each an "Acquired Fund") into the corresponding Acquiring Fund identified below (each an "Acquiring Fund") (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization is expected to close after the close of business on or about the dates set forth below under the heading Reorganization Date (each a "Reorganization Date").

Acquired Funds	Acquiring Funds	Closing Date	Reorganization Date
Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Value HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford Value HLS Fund	Hartford Dividend and Growth HLS Fund	September 16, 2020	September 18, 2020

Hartford High Yield HLS Fund	Hartford Total Return Bond HLS Fund	September 23, 2020	September 25, 2020
Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund	September 23, 2020	September 25, 2020

Each Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Reorganization Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Reorganization Date. Each Reorganization does not require shareholder approval.

Due to the Reorganizations, as of the close of business on the Closing Dates listed above, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Accounts, including by way of program trades (identified below).

As a result of the Reorganizations, as of the close of business on the applicable Reorganization Date:

(i)	if any of your Contract Value is currently invested in one of the Acquired Fund Sub-Accounts, that Contract Value will be transferred into the corresponding Acquiring Fund Sub-Account;

(ii)
unless you direct us otherwise, if any portion of your future Premium Payments is allocated to one of the Acquired Fund Sub-Accounts, those future payments will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to one of the Acquired Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any administrative program that includes transfers of Contract Value or allocation to one of the Acquired Fund Sub-Accounts (i.e., DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other program trades), your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

(v)
If you are currently invested in one of the investment models that includes one of the Acquired Fund Sub-Accounts, the model will be automatically updated to reflect the corresponding Acquiring Fund Sub-Account. The percentage allocation of the Acquired Fund Sub-Account will also be moved to the total allocation of the Acquiring Fund Sub-Account. For example, if your model allocated 5% to one of the Acquired Fund Sub-Accounts, that 5% will now be allocated to the corresponding Acquiring Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or invest in a different model, you may provide us with new instructions at any time.

Funding Option Re-opening

Effective September 21, 2020, Hartford MidCap HLS Fund will re-open to new and subsequent Premium Payments and transfers of Contract Value.

This Product Information Notice should be retained for future reference.

HV-7803